UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                      February 11, 2011 (February 11, 2011)

                             WIN GAMING MEDIA, INC.
             (Exact name of registrant as specified in its charter)

              NEVADA                000-51255             98-0374121
          ------------------------------------------------------------
 (State or other jurisdiction     (Commission           (IRS Employer
        of incorporation)         File Number)       Identification No.)

                  103 FOULK ROAD, WILMINGTON, DE           19803
             ------------------------------------------------------
             (Address of principal executive offices)    (Zip Code)

                                 (302) 691-6177
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 Other Events

On February 11, 2011, the registrant's board of directors adopted a policy pursuant to which, the registrant may pay dividends to its shareholders at a rate of up to 50% of its audited net profits, if any, as such profits are reported in the registrant's Annual Report on form 10-K. Dividends will be paid only if lawful under applicable laws and if not in violation of the registrant's financing agreements. Though the board's policy sets the maximum rate for such dividends, the amount and timing of any dividend declared and paid will remain in the discretion of the board. The first payment of said dividend, if any, would be made, if applicable and permissible, following the filing of the registrant's Annual Report on Form 10-K for the year ending December 31, 2011.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      WIN GAMING MEDIA, INC.

                                      By: /s/ Shimon Citron
Date:  February 11, 2011              -----------------------
                                      Shimon Citron
                                      Chief Executive Officer